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                                                                 EXHIBIT 99

                              WRITTEN CERTIFICATION
   OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION
                    906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certify that the Annual Report on Form 10-KSB for the year ended December 31, 2002 filed by I.D. Systems, Inc. with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



                                By: /s/ Jeffrey M. Jagid
                                    -------------------------------------
                                      Name:  Jeffrey M. Jagid
                                      Title: Chief Executive Officer


                                Date:  March 24, 2003


                                By:  /s/ Ned Mavrommatis
                                     ------------------------------------
                                        Name:  Ned Mavrommatis
                                        Title: Chief Financial Officer


                                Date: March 24, 2003








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